UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A/A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GUANWEI RECYCLING CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

GUANWEI RECYCLING CORP.
Rong Qiao Economic Zone
Fuqing City
Fujian Province
People’s Republic of China
300500

October 5, 2011

To the Stockholders of Guanwei Recycling Corp.:

The annual meeting of the stockholders (the “Meeting”) of Guanwei Recycling Corp. (the “Company”) will be held on Friday, November 18, 2011 at 9:00 a.m., local time, at the offices of K&L Gates, LLP, at 599 Lexington Avenue, New York, New York, 10022.

Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to vote your shares.  For your convenience, we are providing three ways in which you may vote your shares: (1) by internet, at www.proxyvote.com and using the control number located on your proxy card; (2) by touch-tone telephone, by dialing the toll-free telephone number located on your proxy card and following the instructions; or (3) by mail, by requesting a paper copy of the proxy materials, which will include a proxy card.  If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chairman of the Board of Directors of the Company.

Sincerely,

/s/ Chen Min
Chen Min
Chief Executive Officer and Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on November 18, 2011:  In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement, our Annual Report for the 2010 fiscal year and a form of proxy relating to the annual meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

GUANWEI RECYCLING CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on November 18, 2011

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Guanwei Recycling Corp., a Nevada corporation (the “Company”), will be held on November 18, 2011 at 9:00 a.m., local time, at the offices of the K&L Gates, LLP, at 599 Lexington Avenue, New York, New York, 10022 for the following purposes:

1.           To elect a slate of nominees consisting of Chen Min, Chen Qijie, Gao Juguang, Howard Barth, Wang Rui, Wang Changzhu and Qin Jingshou (each a “Nominee” and collectively, the “Nominees”) to serve as directors of the Company;

2.          To ratify the appointment of BDO Limited as the Company’s independent registered public accountants for fiscal 2011; and

3.           To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

The Board of Directors recommends that you vote in favor of each proposal.

Stockholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.  FOR YOUR CONVENIENCE, WE HAVE PROVIDED THREE EASY METHODS IN WHICH YOU CAN VOTE YOUR SHARES:

•	By Internet. Visit www.proxyvote.com and enter the control number located on your proxy card.

•	By Touch-Tone Telephone. Dial the toll-free number found on your proxy card and follow the simple instructions.

•	By Mail. Request a paper copy of the proxy materials, then simply return your executed proxy in the enclosed postage paid envelope.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

By Order Of The Board Of Directors

/s/ Chen Min
Chen Min
Chief Executive Officer and Chairman of the Board of Directors

October 5, 2011

GUANWEI RECYCLING CORP.
Rong Qiao Economic Zone
Fuqing City
Fujian Province
People’s Republic of China
300500

PROXY STATEMENT

Explanatory Note.  This Amendment to the Proxy Statement is being filed to provide additional disclosure regarding a related party transaction and relating to the Company’s disclosure requirements under Item 401(e) of Regulation S-K with respect to the Company’s directors.

General Information. This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of Guanwei Recycling Corp., a Nevada corporation (the “Company” or “Guanwei”) for the Annual Meeting of the Stockholders (the “Meeting”) to be held at 9:00 a.m., local time, on November 18, 2011 and at any adjournment or adjournments thereof, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York, 10022.

The approximate date on which this Proxy Statement and form of proxy are intended to be sent or given to the stockholders is October 5, 2011.  The proxy materials are also available free of charge on the internet at www.proxyvote.com.   Stockholders are invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, stockholders do not need to attend the annual meeting to vote.  Instead, stockholders may simply complete, sign and return the proxy card, complete the proxy card online at www.proxyvote.com, or vote by telephone by dialing the toll-free telephone number located on the proxy card.

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board of Directors personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on September 23, 2011 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 20,000,006 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter to be voted at the Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Meeting of a majority of the issued and outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The election of directors requires the approval of a plurality of the votes cast at the Meeting. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

If you are the beneficial owner, but not the registered holder of our shares, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting.

At the Meeting, ballots will be distributed with respect to the proposal to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: “FOR,” “AGAINST” or “ABSTAIN”.

Proxies

The form of proxy solicited by the Board of Directors affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Chief Executive Officer at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting at the Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon.

Dissenters’ Rights of Appraisal

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Guanwei’s Board is currently comprised of seven members. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board has recommended for election Chen Min, Chen Qijie, Gao Juguang, Howard Barth, Wang Rui, Wang Changzhu and Qin Jingshou. If elected at the annual meeting, these directors would serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Chen Min, Chen Qijie, Gao Juguang, Howard Barth, Wang Rui, Wang Changzhu and Qin Jingshou. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of Chen Min, Chen Qijie, Gao Juguang, Howard Barth, Wang Rui, Wang Changzhu and Qin Jingshou has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and nominees, their ages, positions with Guanwei, the dates of their initial election or appointment as director are as follows:

Name	Position With the Company	Age	Director Since
Chen Min	Chief Executive Officer, President, Chairman of the Board	42	November 2009
Chen Qijie	Director	44	November 2009
Gao Juguang	Director	48	November 2009
Wang Changzhu (2) (3)	Director	38	November 2009
Wang Rui (1) (2) (3)	Director	41	November 2009
Howard Barth (1)	Director	59	November 2009
Qin Jingshou (1) (2) (3)	Director	40	November 2009

(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee

Chen Min has served as the Company’s Chairman, Chief Executive Officer and President since November 2009. He is the founder of the Company’s wholly-owned subsidiary, Fuqing Guanwei Plastic Industry Co. Ltd., and has served as its Chief Executive Officer and Chairman of its Board of Directors since inception in 2005; from 1999 to 2005, Mr. Chen served as Chief Executive Officer and Chairman of the Board of Directors of Fuqing Huanli Plastic Corp. He holds a Bachelors degree in economics from Xiamen University. Mr. Chen studied at both Japan Arsker College and Japan University and obtained degrees in economics, and obtained a Masters degree in innovative administration from Tsing Hua University in 2009. While in Japan, Mr. Chen completed a study of the advanced Japanese recycling business and upon returning to China in 1999, he established Gaoming Plastics Inc., a plastic recycling business. Mr. Chen has been working to expand the scale and level of recycling in China in a cost-efficient way.  Mr. Chen’s substantial knowledge of and experience with the Company, its operating subsidiary, and the recycled plastics industry, along with his leadership experience gained from his positions both within the Company and his other business experience, make him qualified to serve on the Board.  In addition, the Board felt that Mr. Chen’s specific educational experiences allow him to provide valuable insight into the management and direction of the Company.

Chen Qijie has served on the Company’s Board since November 2009 and has served as Vice General Manager of the Company’s wholly-owned subsidiary, Fuqing Guanwei Plastic Industry Co. Ltd., since 2005; from 2002 to 2005, he served as Vice General Manager of Fuqing Huanli Plastic Corp., and prior to that, he worked as a sales representative and then sales manager at Fuqing Gaoming Plastics. Mr. Chen earned a diploma in chemistry from Fuzhou University.  Mr. Chen’s extensive knowledge of the Company’s operating subsidiary and of the recycled plastics industry, as well as his sales and marketing experience and his educational background, led the Board to conclude that he is qualified to serve as a director of the Company because he can provide insight and knowledge to the Company’s strategic planning and operations.

 Gao Juguang has served on the Company’s Board since November 2009 and has served as Sales Director of the Company’s wholly-owned subsidiary, Fuqing Guanwei Plastic Industry Co. Ltd., since 2005.  During that time, he has successfully developed over 200 client relationships for company in over 10 provinces. Prior to joining Guanwei, he served as Sales Manager of Fujian Zhenyun Plastics Corp., Fujian Yatong Plastics Corp. and Rongyin Plastics Corp. from 1997 to 2005. He earned a diploma in chemistry from Fuzhou University in 1982.  The Board concluded that Mr. Gao is qualified to serve as a director of the Company because his general sales and marketing experience, and his extensive knowledge and experience with the Company’s operating subsidiary and with the plastics industry overall, provide valuable insight and knowledge to the Board.

Wang Changzhu has served on the Company’s Board since 2009. He founded and has served as President and CEO of Shandong Rongchen Real Property Development Corp. since 2004. He earned a Bachelors degree in business administration from Yokohama National University in 1995.  The Board concluded that Mr. Wang is a valuable member of the Board due to his educational background and business experience, and his experience with the Company, which provide unique insight and knowledge.

Wang Rui has served on the Company’s Board since 2009.  In 2002, Mr. Rui founded and has served as President and CEO of Tianjin Yuanchuang Shuntian Architech Design & Consulting Inc. He earned a Bachelors degree in English Literature from Tianjin Foreign Studies University in 1991 and a Bachelors degree in Business & Commerce from University of Tokyo in 1997.  Mr. Wang’s leadership, educational and business experience, along with his experience with the Company, led the Board to conclude that he is qualified to serve as a director of the Company.

Howard Barth has served on the Company’s Board since 2009. From 2005 until May 2008, he served as President, CEO and as a director of Yukon Gold Corp.  Mr. Barth was also a director of Nuinsco Resources Limited (a TSX listed exploration company) until June 2008.  He is currently a director and chairman of the Audit Committees of New Oriental Energy & Chemical Corp. (a NASDAQ-listed company), China Auto Logistics Inc. (a NASDAQ-listed company) and Orsus Xelent Technologies, Inc. (an AMEX-listed company). He was also a director for Uranium Hunter Corporation (an OTC BB company). Mr. Barth has operated his own public accounting firm in Toronto, Canada since 1985, and has over 26 years of experience as a certified accountant. He is a member of the Canadian Institute of Chartered Accountants and the Ontario Institute of Chartered Accountants. He earned a Bachelors and Masters degree in accounting from York University.   Mr. Barth’s extensive financial experience and his experience with both Canadian- and US-listed companies led the Board to conclude that Mr. Barth is a valuable member of the Board.

Qin Jingshou has served on the Company’s Board since 2009. In 2000, he founded and has served as General Manager of Fuqing Yonghe Plastic & Rubbery Corp. inception. Prior to that he spent 8 years working for various plastic companies in sales and marketing. He earned a Bachelors degree in Mathematics from Fujian Normal University in 1993.  The Board concluded that Mr. Qin’s substantial experience in the plastics industry, along with his sales, marketing and leadership experiences in the industry and with the Company, provide valuable industry insight and qualify him to serve on the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF CHEN MIN, CHEN QIJIE, GAO JUGUANG, WANG CHANGZHU, WANG RUI, HOWARD BARTH AND QIN JINGSHOU

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed BDO Limited as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011. Services provided to the Company by our independent registered public accountants in fiscal 2010 are described under “Audit-Related Matters—Auditor Fees and Services,” below.

We are asking our stockholders to ratify the selection of BDO Limited as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of BDO Limited to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO LIMITED AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2011

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Meetings and Certain Committees of the Board

The Board held two (2) meetings during 2010.  In fiscal year 2010, the Audit Committee held four (4) meetings, and the Compensation Committee and the Nominating and Corporate Governance Committee each held two (2) meetings.  We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders.  Last year, none of the directors attended the annual meeting of stockholders.

Board Committees

Audit Committee

The Audit Committee is currently comprised of Howard Barth (Chair), Wang Rui and Qin Jinshou, each of whom are “independent” as defined by NASDAQ rules. Immediately following the Meeting, assuming the election of the Nominees, the Audit Committee will be comprised of Howard Barth (Chair), Wang Rui and Qin Jinshou, each of whom will be “independent” as defined by NASDAQ rules. The Audit Committee has an Audit Committee Charter, a copy of which was filed as an exhibit to the Current Report on Form 8-K, filed by the Company on December 22, 2009, and which can be found on the Company’s website at www.guanweirecycling.com. Howard Barth is the designated “financial expert” as defined by the Securities and Exchange Commission’s (the “SEC”) rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee was established on December 4, 2009.

Compensation Committee

The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of the Compensation Committee are Wang Rui (Chair), Wang Changzhu and Qin Jingshou, all of whom are “independent” directors as defined by NASDAQ rules. Immediately following the Meeting, assuming the election of the Nominees, the Compensation Committee will be comprised of Wang Rui (Chair), Wang Changzhu and Qin Jingshou, each of whom will be “independent” as defined by NASDAQ rules. The Compensation Committee has a Compensation Committee Charter, a copy of which was filed as an exhibit to the Current Report on Form 8-K, filed by the Company on December 22, 2009, and which can be found on the Company’s website at www.guanweirecycling.com.  The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board.  The Compensation Committee is permitted to delegate its authority in accordance with Nevada law unless prohibited by the Company’s bylaws or the Compensation Committee charter.  The Compensation Committee was established on December 4, 2009.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board. The Nominating Committee has a Nominating and Corporate Governance Committee Charter, a copy of which was filed as an exhibit to the Current Report on Form 8-K, filed by the Company on December 22, 2009, and which can be found on the Company’s website at www.guanweirecycling.com. The Nominating Committee submits the list of candidates to the Board who determines which candidates will be nominated to serve on the Board. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The Nominating Committee also submits to the entire Board a list of nominees to fill any interim vacancies on the Board resulting from the departure of a member of the Board for any reason prior to the expiration of his term. The Nominating Committee considers various criteria, including the ability of the individual to meet the NASDAQ “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee also oversees our adherence to our corporate governance standards. The members of the Nominating Committee are Wang Changzhu (Chair), Wang Rui and Qin Jingshou. Immediately following the Meeting, assuming the election of the Nominees, the Nominating Committee will be comprised of Wang Changzhu (Chair), Wang Rui and Qin Jingshou, each of whom will be “independent” as defined by NASDAQ rules. The Nominating Committee was established on December 4, 2009.

Director Nominations and Independence

The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominee before deciding whether such person should be nominated. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Other relevant factors, including age and diversity of skills, will also be considered. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders. The Board uses its network of contacts when compiling a list of potential director candidates and may also engage outside consultants (such as professional search firms).

In addition, the Board reviews each nominee’s relationship with the Company in order to determine whether the nominee can be designated as independent. The following members of our Board meet the independence requirements and standards currently established by NASDAQ: Howard Barth, Wang Rui, Qin Jingshou and Wang Changzhu.

Board Leadership Structure and Risk Oversight

Our Chairman of the Board is also our Chief Executive Officer and President. We believe that by having this combined position, our Chief Executive Officer/Chairman serves as a bridge between management and the Board, ensuring that both act with a common purpose, and that the combined position facilitates our focus on both long- and short-term strategies.  Further, we believe that the advantages of having a Chief Executive Officer/Chairman with extensive knowledge of our company outweigh potential disadvantages.  Additionally, because four of our seven current Board members have been deemed to be independent by our Board, we believe our board structure provides sufficient independent oversight of our management.  Our Compensation Committee annually reviews our corporate goals and presents our Chief Executive Officer’s compensation for Board approval, and our bylaws also allow special meetings to be called by the President, the Chairman, or any two members of the Board.  We do not have a lead independent director.

We administer our risk oversight function through our Audit Committee as well as through our Board as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to Chen Min, Chairman of the Board of Directors, at Rong Qiao Economic Zone, Fuqing City, Fujian Province, People’s Republic of China 300500. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Chen and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Annual Meetings

We have no policy with respect to director attendance at annual meetings.

Compensation of Directors

We do not currently compensate our directors.  We may establish certain compensation plans (e.g. options, cash for attending meetings, etc.) with respect to directors in the future.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The members of the Compensation Committee are Wang Rui (Chair), Wang Changzhu and Qin Jingshou, all of whom are “independent” directors as defined by NASDAQ rules.  None of the members of the Compensation Committee was or is an officer or employee of the Company.  No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K.  None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

 Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officers or other employees, but our Board may recommend adoption of one or more such programs in the future.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Age	Position With Our Company
Chen Min	42	Chief Executive Officer, President, Chairman of the Board
Yang Feng	42	Chief Financial Officer, Secretary, Treasurer

Mr. Chen and Mr. Yang have both served in their respective positions since November 2009.

Mr. Chen’s business experience can be found in Proposal One.  Mr. Yang has served as Chief Financial Officer, Secretary and Treasurer of the Company since November 2009.  He has served as Chief Financial Officer of Guanwei since 2009; from 2007 to 2009, he served as Chief Financial Officer of Xi’An Li Ao Technology Inc. From 2003 to 2006, he worked as the financial controller for China Diary Group Limited (CHDA, Singapore Securities Exchange listing) and served as the Chief Financial Officer for Xi'An Silver Bridge Bio-tech Corp. (a Singapore listed corporation) from 2001 to 2003. Mr. Yang is a certified public accountant in China and has over 18 years of accounting experience.  He earned a Bachelors degree in Accounting from China Northwest University.

Certain Relationships and Related Transactions.

Approval of Related Person Transactions

Our Code of Business Conduct and Ethics requires all of our personnel to be scrupulous in avoiding a conflict of interest with regard to our interests. The code prohibits us from entering into a business relationship with an immediate family member, or with a company that the employee or immediate family member has a substantial financial interest unless such relationship is disclosed to, reviewed by and approved in advance by our Board.

Each of our directors and executive officers is required to complete an annual disclosure questionnaire and report all transactions with us in which they and their immediate family members had or will have direct or indirect material interest with respect to us. The Audit Committee reviews these questionnaires and, if the Audit Committee determines it necessary, it discusses any reported transactions with the entire Board. The Audit Committee does not, however, have a formal written policy for approval or ratification of such transactions, and all such transactions are evaluated on a case-by-case basis. If the Audit Committee believes a transaction is significant to the Company and raises particular conflict of interest issues, it will discuss it with our legal counsel, and if necessary, will engage its own legal and financial counsel to evaluate and approve the transaction.

Exchange Agreement (Change of Control)

On November 5, 2009, the Company acquired all of the issued and outstanding capital stock of Hongkong Chenxin International Development Limited from Fresh Generation Overseas Limited (“Fresh Generation”) in exchange for the issuance to Fresh Generation of 12 million newly-issued shares of Common Stock pursuant to the terms of an Exchange Agreement. As a result of the share exchange, Fresh Generation beneficially owns sixty percent (60%) of the voting capital stock of the Company. All the shares of Fresh Generation are held in trust for Chen Min, the President, CEO and Chairman of the Board of Guanwei, and directors Chen Qijie and Gao Juguang, and workshop manager You Jianli. Upon the execution of the Exchange Agreement, Marshall Davis resigned from each of his officer positions with the Company and Chen Min was appointed to serve as Chairman, Chief Executive Officer and President of the Company. Additionally, Yang Feng was appointed to serve as Chief Financial Officer, Secretary and Treasurer of the Company.

On November 6, 2009, the Company also filed with the SEC an Information Statement complying with Rule 14F-1 under the Exchange Act that describes a change in a majority of the Company’s Board that occurred in connection with the change of control of the Company that is described in the Current Report filed with the SEC on November 6, 2009. Upon the execution of the Exchange Agreement, Chen Min was appointed to the Board and ten (10) days following the mailing of such Information Statement to the shareholders of the Company, Mr. Davis’s resignation as a director became effective and the remaining seven directors were appointed to the Board (as described in Item 5.02 of the Company’s Current Report on Form 8-K filed November 6, 2009).

Purchase Agreement

Simultaneously with the consummation of the Share Exchange, Marshall Davis entered into a Stock Purchase Agreement with the Company pursuant to which Mr. Davis delivered to the Company’s 64,510,540 shares of the Company’s Common Stock held by him for cancellation. In consideration for those shares, the Company transferred to Mr. Davis of all the issued and outstanding capital stock of MD Mortgage. At such time, MD Mortgage had no operations and nominal assets.

Dividend

In 2009, Chenxin and Guanwei paid dividends in the aggregate amount of $5,666,445 to Chen Min, You Jianli, Chen Qijie and Gao Juguang, each of whom are directors of the Company. The dividend was declared in 2008, while Chen Min, You Jianli, Chen Qijie and Gao Juguang were shareholders of Guanwei and Chenxin, but the dividend payment was ratified at the annual shareholders meeting and board of directors meeting of Guanwei on March 11, 2009.

Accrued Expenses

Beginning in 2009, the Company made an oral arrangement with Chenxin International Limited (“Chenxin”), a Hong Kong company and shareholder of the Company controlled by Mr. Wang Rui, a director of the Company, pursuant to which Chenxin agreed to pay certain accrued expenses on behalf of the Company.  As of June 30, 2011, Chenxin has paid accrued expenses of $1,137,980. These amounts were related to legal and professional fees which are not payable in Chinese RMB (audit and audit-related expenses, legal fees, fees payable to the Company's transfer agent and EDGAR agent, and fees paid to NASDAQ relating to the Company's listing). These amounts were reflected on the Company’s consolidated balance sheets as outstanding amounts due to a shareholder.

This arrangement is not reflected in any written agreement and is typical of PRC business practices in the region where the Company is located.  The arrangement stems from the fact that Mr. Chen Min, the Company’s Chief Executive Officer, President, and Chairman of the Board, and Mr. Wang have a business and personal relationship that dates to the mid-1990s.  While in Japan from 1995 to 2000, Mr. Chen and Mr. Wang loaned money to each other, and to each person’s respective businesses, from time to time to cover operating expenses. This relationship was still in effect when Mr. Chen founded the Company’s wholly-owned subsidiary, Fuqing Guanwei Plastic Industry Co. Ltd., in 2005 and when the Company became a publicly listed company in the United States in 2009.  At that time, Mr. Chen and Mr. Wang entered into the current arrangement whereby Chenxin would cover on behalf of Guanwei all expenses outside China because, as a Hong Kong company, Chenxin is not subject to the approval of the PRC Office of Currency Control for payments made outside of China to which Chinese companies, including Guanwei, are subject.  This arrangement enables the Company to satisfy its obligations in a timely manner.

The agreement contemplates that Chenxin shall be paid back all amounts due to it in a lump sum upon the closing of a future financing by the Company.  The Company does not pay any interest or other charges on the amounts paid by Chenxin.  Chenxin may unilaterally decide to discontinue paying accrued expenses on the Company’s behalf at any time.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth, as of September 30, 2011, information known to us relating to the beneficial ownership of shares of the Company’s Common Stock by each person who is the beneficial owner of more than 5 percent of the outstanding shares of Common Stock, each director, each executive officer, and all executive officers and directors as a group.

	Amount of	Amount of
	Direct	Indirect	Total Beneficial	Percentage
Name and Address of Beneficial Owner	Ownership	Ownership	Ownership	of Class (1)
Fresh Generation Overseas Limited (2) Rong Qiao Economic Zone Fuqing City Fujian Province, 300500 People’s Republic of China	12,000,000	–	12,000,000	60%

Security Ownership of Management

The following table sets forth the ownership interest in the Company’s Common Stock, as of September 30, 2011, of all directors individually and all directors and officers as a group. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

	Amount of	Amount of
Name and Address of Beneficial	Direct	Indirect		Total Beneficial	Percentage
Owner (3)	Ownership	Ownership		Ownership	of Class (1)
Chen Min, Chairman and CEO	–	3,264,000	(2)	3,264,000	16.3%
Chen Qijie, Director	–	2,184,000	(2)	2,184,000	10.9%
You Jianli, Workshop Manager	–	4,368,000	(2)	4,368,000	21.8%
Gao Juguang, Director	–	2,184,000	(2)	2,184,000	10.9%
Wang Changzhu, Director	–	–		–	–
Wang Rui, Director	–	–		–	–
Howard Barth, Director	–	–		–	–
Qin Jingshou, Director	–	–		–	–
Yang Feng, Chief Financial Officer	–	–		–	–
ALL DIRECTORS AND OFFICERS AS A GROUP:		12,000,000		12,000,000	60%

(1)
Applicable percentage of ownership is based on 20,000,006 shares of Common Stock outstanding as of September 30, 2011, together with securities exercisable or convertible into shares of Common Stock within sixty (60) days of the date of this Report for each shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Note that affiliates are subject to Rule 144 and insider trading regulations. The percentage computation is for form purposes only.

(2)
Chen Min, Chen Qijie, You Jianli and Gao Juguang previously owned all of the issued and outstanding shares of Fresh Generation Overseas Limited, the Company’s principal shareholder, in the following proportions: Chen Min (27.2%), You Jianli (36.4%), Chen Qijie (18.2%), Gao Juguang (18.2%). In November 2008, Chen Qijie, You Jianli and Gao Juguang transferred their interests in Fresh Generation Overseas Limited to Chen Min, as trustee, to hold such interests in trust for their benefit. Chen Qijie, You Jianli and Gao Juguang retain the power to direct Chen Min regarding how to vote or dispose of the shares held in trust.  Also in November 2008, Chen Min entered into a trust agreement with Bank Yu Po Fung, as trustee, to hold the shares of Fresh Generation Overseas Limited in trust for Chen Min. Chen Min retains investment and voting control over such shares, and accordingly he is the indirect beneficial owner of the shares of our Common Stock held by Fresh Generation Overseas Limited. However, by virtue of the first trust arrangement, Chen Qijie, You Jianli and Gao Juguang are also deemed to beneficially own the shares of the Company’s Common Stock held by Fresh Generation Overseas Limited in proportion to their respective interests in the trust assets.

(3)	Each beneficial owner has the same address as the Company.

Compensation of Officers

The following table sets forth compensation information concerning all cash and non-cash compensation awarded to, earned or paid to certain of all executive officers and other key employees of the Company for services in all capacities during the last two (2) completed fiscal years ended December 31, 2010 and 2009. The following information includes the U.S. dollar value, based on the exchange rate of the RMB to USD on December 31, 2010, of bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Summary Compensation Table
Name and
Principal
Position	Year	Salary ($)	Total ($)

Chen Min,	2010	101,951	101,951
CEO and Chairman (1)	2009	5,272	5,272

Marshall
Davis,	2010	-	-
CEO (2)	2009	-	-

Chen Qije,	2010	62,358	62,358
Vice General Manager (3)	2009	5,272	5,272

You Jianli,	2010	62,358	62,358
Workshop Manager (4)	2009	5,272	5,272

Gao Juguang,	2010	62,358	62,358
Chief Operations Manager (5)	2009	5,272	5,272

You Jianming,	2010	5,345	5,345
Operations Manager (6)	2009	5,272	5,272

Gao Fei,	2010	6,236	6,236
Vice Workshop Manager (7)	2009	6,151	6,151

**
The columns for “Bonus,” “Stock Awards,” “Option Awards,” “Non-Equity Incentive Plan Compensation,” “Non-qualified Deferred Compensation Earnings,” and “All Other Compensation” have been omitted because they are not applicable.

(1)
Chen Min’s base salary for the fiscal years ended December 31, 2010 and 2009 was RMB 686,670, and RMB 36,000, respectively, or $101,951 and $5,272, respectively.  The Compensation Committee and the Board authorized and approved the salary increase for Mr. Chen, the Company’s Chief Executive Officer, President and Chairman of the Board, because Mr. Chen’s salary had not been increased since before the share exchange in 2009 and the Compensation Committee and the Board determined that his salary was not commensurate with his responsibilities.

(2)	Marshall Davis resigned from his position as President and CEO of the Company effective November 5, 2009.

(3)
Chen Qijie’s base salary for the fiscal years December 31, 2010 and 2009 was RMB 420,000, and RMB 36,000, respectively, or $62,358 and $5,272, respectively. The Compensation Committee and the Board authorized and approved the salary increase for Mr. Chen, the Company’s Vice General Manager, because Mr. Chen’s salary had not been increased since before the share exchange in 2009 and the Compensation Committee and the Board determined that his salary was not commensurate with his responsibilities.

(4)
You Jianli’s base salary for the fiscal years ended December 31, 2010 and 2009 was RMB 420,000, and RMB 36,000, respectively, or $62,358 and $5,272, respectively. The Compensation Committee and the Board authorized and approved the salary increase for Mr. You, the Company’s Workshop Manager, because Mr. You’s salary had not been increased since before the share exchange in 2009 and the Compensation Committee and the Board determined that his salary was not commensurate with his responsibilities.

(5)
Gao Juguang’s base salary for the fiscal years ended December 31, 2010 and 2009 was RMB 420,000, and RMB 36,000, respectively, or $62,358 and $5,272, respectively.  The Compensation Committee and the Board authorized and approved the salary increase for Mr. Gao, the Company’s Chief Operations Manager, because Mr. Gao’s salary had not been increased since before the share exchange in 2009 and the Compensation Committee and the Board determined that his salary was not commensurate with his responsibilities.

(6)	You Jianming’s base salary for the fiscal years ended December 31, 2010 and 2009 was RMB 36,000, and RMB 36,000, respectively, or $5,345 and $5,272, respectively.

(7)	Gao Fei’s base salary for the fiscal years ended December 31, 2010 and 2009 was RMB 42,000, and RMB 42,000, respectively, or $6,236 and $6,151, respectively.

 Each of the executive officers of the Company has entered into standard employment contracts with the Company, a form of which was incorporated as an exhibit to the Company’s 2010 Annual Report. The contracts have 3-year terms and are otherwise consistent with the standard form prescribed by the Fujian Labor and Social Security Administration. We have no stock option, retirement, pension or profit-sharing programs for the benefit of directors, officers or other employees, but the Company’s Board may recommend adoption of one or more such programs in the future.

None of the directors or officers have any stock options or other equity awards.

Executive Compensation

Our compensation program is designed to provide its executive officers with competitive remuneration and to reward their efforts and contributions to the Company. Elements of compensation for our executive officers include base salary and cash bonuses.

Before we set the base salary for our executive officers, we research the market compensation in the Fujian Province for executives in similar positions with similar qualifications and relevant experience, and add a premium as an incentive to attract high-level employees. Company performance does not play a significant role in the determination of base salary.

Cash bonuses may also be awarded to our executives on a discretionary basis at any time. Cash bonuses are also awarded to executive officers upon the achievement of specified performance targets, including annual revenue targets for the Company.

Director Compensation

None of our directors receive a salary or any other form of compensation for serving as directors.

Employment Agreements

We have a labor contract with each employee as required by law in the PRC. The labor contract mainly includes working content, contract period, working time, payment and other terms.

Outstanding Equity Awards at Fiscal Year-End

None.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Company believes that, during fiscal year 2010, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

Arrangements or Understandings

There was no arrangement or understanding between any of our directors and any other person pursuant to which any director was to be selected as a director.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K.

None of the directors or executive officers is a party adverse to the Company or any of its subsidiaries in any material proceeding, or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

AUDIT-RELATED MATTERS – AUDITOR FEES AND SERVICES

Our independent accountant is BDO Limited. As reported in the Company’s Current Report on Form 8-K filed on December 22, 2009, the Company appointed BDO Limited as its independent accountant effective as of December 16, 2009.

Our previous independent accountant was Webb & Company, PA (“Webb”).  Webb was dismissed by the Company.  Webb’s report on the financial statements for the prior two fiscal years prior to its dismissal did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a “going concern” uncertainty relating to MD Holdings Corp.  The decision to change accountants was approved by the Audit Committee.  During the Company’s two fiscal years prior to Webb’s dismissal and the subsequent interim period through the date Webb was dismissed, there were no disagreements between the Company and Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Webb’s satisfaction, would have caused Webb to make reference to the subject matter of the disagreement in connection with its reports.  During that same time, Webb did not advise the Company as to any reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K. Furthermore, during the Company's two fiscal years and the subsequent interim period prior to engaging BDO Limited, the Company (nor anyone on its behalf) did not consult BDO Limited regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to such item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304).

Set forth below are aggregate fees billed by BDO Limited and Webb & Company, PA for professional fees rendered for the audit and quarterly reviews of the Company’s financial statements included in the Company’s Forms 10-K and 10-Q for fiscal years ended December 31, 2010 and 2009.

AUDIT FEES

During the fiscal year 2010, the fees paid to BDO Limited were $168,000.  During the period beginning January 1, 2009 through December 16, 2009, the fees paid to Webb were $13,597.  From December 16, 2009 through December 31, 2009, fees paid to BDO Limited were $98,000 and $194,500 in connection with the audit of the Company’s annual consolidated financial statements for the fiscal year 2009 and the professional services rendered in connection with preparing the Company’s Current Report on Form 8-K, filed with the SEC on November 6, 2009, respectively.

AUDIT-RELATED FEES

The Company's auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements during fiscal 2010 and 2009.

TAX FEES

The aggregate fees billed by the Company's auditors for professional services for tax compliance, tax advice, and tax planning were $0 for fiscal 2010 and $0 for fiscal 2009.

ALL OTHER FEES

The aggregate fees billed by the Company's auditors for all other non-audit services rendered to the Company, such as attending meetings and other miscellaneous financial consulting, were $0 in fiscal 2010 and $0 in fiscal 2009.

Representatives of the principal accountants for the current year and for the most recently completed fiscal year:

a.   are not expected to be present at the Meeting;

b.   will have the opportunity to make a statement if they desire to do so; and

c.   are not expected to be available to respond to appropriate questions.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date. The services described above were approved in advance by the Audit Committee during the fiscal year ended December 31, 2010.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's 2011 Proxy Statement. This report is provided by the following directors, who comprise the Compensation Committee

Wang Rui
Wang Changzhu
Qin Jingshou

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with our management. The Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors' independence. Additionally, the Audit Committee has reviewed fees charged by the independent auditors and has monitored whether the non-audit services provided by its independent auditors are compatible with maintaining the independence of such auditors. Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC and the Board approved that recommendation.

Howard Barth
Wang Rui
Qin Jinshou

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at Rong Qiao Economic Zone, Fuqing City, Fujian Province, People’s Republic of China 300500.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before June 7, 2012. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Other Matters

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the Election of the Directors and the ratification of BDO Limited. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains the reports, proxy and information statements and other information regarding Guanwei that we have filed electronically with the SEC. The address of the SEC’s internet site is http://www.sec.gov.

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, which has been filed with the SEC pursuant to the Securities Exchange Act of 1934, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Guanwei Recycling Corp., at Rong Qiao Economic Zone, Fuqing City, Fujian Province, People’s Republic of China 300500, or on the SEC’s internet website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

October 5, 2011	/s/ Chen Min
Chen Min
Chief Executive Officer and Chairman of the Board of
Directors

PROXY

GUANWEI RECYCLING CORP.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 18, 2011

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Chen Min and Yang Feng, individually or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York, 10022.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

(To Be Signed on Reverse Side.)

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE     ☐

1.	ELECTION OF DIRECTORS.
Chen Min, Chen Qijie, Gao Juguang, Howard Barth, Wang Rui, Wang Changzhu and Qin Jingshou
☐  FOR all nominees, listed above (except as specified below).
☐  WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	RATIFICATION OF BDO LIMITED AS INDEPENDENT AUDITOR FOR GUANWEI RECYCLING CORP. FOR THE YEAR 2011.
☐  FOR ratification of the independent auditor.
☐  AGAINST ratification of independent auditor.
☐  ABSTAIN.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S)
OF THE NOMINEE(S) IN THE SPACE PROVIDED:

Signature of Stockholder

Date:

Signature of Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GUANWEI RECYCLING CORP.
Rong Qiao Economic Zone
Fuqing City
Fujian Province
People’s Republic of China
300500
**Important Notice Regarding the Availability of Proxy Materials**

for the

2011 Annual Meeting of Stockholders

to Be Held on

November 18, 2011

The proxy statement and annual report on Form 10-K are available at https:/www.proxyvote.com/

Meeting Information		How to Vote

Date:	November 18, 2011
To vote, simply complete and mail the proxy card or follow the instructions included with the proxy materials to vote by telephone or internet.  Alternatively, you may elect to vote in person at the annual meeting.  You will be given a ballot when you arrive.

Time:	9:00 AM (EST)
Location:	K&L Gates LLP
599 Lexington Avenue
New York, New York 10022

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of seven directors for a term of one year or until the next annual meeting of stockholders

Nominees:	Chen Min
Chen Qijie
Gao Juguang
Howard Barth
Wang Rui
Wang Changzhu
Qin Jingshou

2.	Ratification of Audit Committee’s appointment of BDO Limited as the Company’s independent registered public accountants for fiscal year 2011